UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2014

VESTIN REALTY MORTGAGE II, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-125121	61-1502451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 WEST SUNSET ROAD, SUITE 200
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2014, Vestin Realty Mortgage II, Inc. (the “Company”) filed Articles of Amendment (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland in order to (i) effect a 1-for-4 reverse stock split through a combination of every four shares of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share, into one share of common stock, par value $0.0004 per share, and (ii) subsequently decrease the par value of the issued and outstanding shares of common stock from $0.0004 per share to $0.0001.

The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete Articles of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description

3.1	Articles of Amendment, effective as of February 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN REALTY MORTGAGE II, INC.

Dated: February 10, 2014                                                    By: /s/ Tracee Gress
Tracee Gress
Chief Financial Officer

EXHIBIT INDEX

(d)	Exhibits.
Exhibit No.	Description

3.1	Articles of Amendment, effective as of February 4, 2014.